THIRD AMENDMENT TO CREDIT AGREEMENT
AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This Third Amendment to Credit Agreement and Omnibus Amendment to Loan Documents (this "Amendment") is made as of this 28th day of September, 2018, by and among MVP REIT II Operating Partnership, LP, a Delaware limited partnership (the "Borrower"), The Parking REIT, Inc. ("Guarantor"), the undersigned subsidiaries of Borrower and subsidiary guarantors, the financial institutions party to the Credit Agreement (as hereinafter defined) (collectively, together with their successors and assigns, the "Lenders"), and KeyBank National Association, as administrative agent for itself and the other Lenders (together with its successors, "Administrative Agent" or "Agent").
W I T N E S S E T H:

WHEREAS, Borrower, certain of its subsidiaries, the Lenders, the Administrative Agent and the other parties thereto from time to time, have entered into that certain loan arrangement (the "Loan Arrangement") evidenced by, inter alia, (i) that certain Credit Agreement dated December 29, 2017 wherein Administrative Agent and the Lenders agreed to provide a credit facility to Borrower in the aggregate principal amount of up to $350,000,000.00, as amended by that certain First Amendment to Credit Agreement and Omnibus Amendment to Loan Documents (the "First Amendment") dated May 9, 2018 and that certain Second Amendment to Credit Agreement and Omnibus Amendment to Loan Documents (the "Second Amendment") dated as of June 21, 2018 and as amended by Joinder Agreements (collectively, the "Joinders") dated February 1, 2018, June 15, 2018 and June 21, 2018 (as amended and as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement"), (ii) that certain Revolving Note dated December 29, 2017 as amended by the First Amendment and the Second Amendment (amended and as the same may be further amended, restated, supplemented or modified from time to time, the "Revolving Note") and (iii) that certain Swingline Note dated December 29, 2017 as amended by the First Amendment and the Second Amendment (amended and as the same may be further amended, restated, supplemented or modified from time to time, the "Swingline Note" and together with the Revolving Note, hereinafter, as the same may be further amended, restated, supplemented or modified from time to time, collectively, the "Notes"); and
WHEREAS, the obligations of the Borrower under the Loan Arrangement are secured by a certain Equity Interests Pledge and Security Agreement from Borrower and certain of its subsidiaries dated December 29, 2017 as amended by the First Amendment, the Second Amendment and the Joinders (as amended, and as the same may be further amended, restated, supplemented or modified from time to time, the "Pledge"); and

WHEREAS, as a condition to the Lenders entering into the Loan Arrangement, the Parent Guarantor and the Subsidiary Guarantors entered into that certain Guaranty dated December 29, 2017 in favor of the Administrative Agent for the benefit of the Lenders, as amended by the First Amendment, the Second Amendment and the Joinders (as amended, and as the same may be further amended, restated, supplemented or modified from time to time, the "Guaranty");
WHEREAS, the Borrower, the Parent Guarantor and the Subsidiary Guarantors agreed to indemnify the Administrative Agent and the Lenders in accordance with the terms and provisions of that certain Environmental Compliance and Indemnity Agreement dated as of December 29, 2017, as amended by the First Amendment, the Second Amendment and the Joinders (as amended, and as the same may be further amended, restated, supplemented or modified from time to time, the "Environmental Agreement") (hereinafter, the Credit Agreement, the Notes, the Pledge, the Guaranty and the Environmental Agreement, together with any and all other documents, instruments and agreements executed in conjunction with the establishment of the Loan Arrangement and evidencing and/or securing the Loan Arrangement, as the same may be amended, restated, supplemented or modified from time to time, the "Loan Documents"); and

WHEREAS, the Borrower has requested and the Lenders have agreed to, inter alia, modify certain terms of the Credit Agreement;
WHEREAS, in connection with the foregoing, the Credit Parties and the other subsidiaries of Borrower party hereto, Agent and the Lenders have agreed to amend the Credit Agreement and the Loan Documents as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
1. Recitals; Defined Terms; References.  The foregoing recitals are hereby incorporated into and made a part of this Amendment.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Amendment" and each other similar reference contained in the Credit Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement and the Loan Documents as amended hereby.
2. Enforceability of Agreement Against the Administrative Agent and the Lenders.  This Amendment shall only become enforceable against the Administrative Agent and the Lenders if and when the Borrower has delivered to the Administrative Agent evidence in form and substance satisfactory to the Administrative Agent that the Borrower has executed a loan application, in form and substance satisfactory to the Administrative Agent, for the Payoff Loan (as defined below).

3. Amendments.  The Loan Documents are hereby amended as follows:
(a)
All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended and modified by this Amendment, as the same may be further amended, restated, supplemented, extended, modified or otherwise in effect from time to time.

(b)
All references in the Loan Documents to the "Loan Documents" or to any of the Loan Documents, individually, shall mean and refer to the Loan Documents (or the applicable Loan Document), as amended and modified by this Amendment, as the same may be further amended, restated, supplemented, extended, modified or otherwise in effect from time to time.

(c)	The definition of BB Stated Maturity Date is hereby deleted in its entirety and the following substituted therefor:
"BB Stated Maturity Date" means the earlier of: (i) November 30, 2018 or (ii) the closing of the Payoff Loan.
(d)	The definition of WC Stated Maturity Date is hereby deleted in its entirety and the following substituted therefor:
"WC Stated Maturity Date" means the earliest of: (i) November 30, 2018, (ii) the closing of the Payoff Loan or (iii) the WC Satisfaction Date.
(e)	The following definitions are hereby inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order:
"Beneficial Ownership Certification" means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
"Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230.
"Payoff Loan" means a loan from LoanCore Capital Funding Corporation LLC or its affiliate or another lender in an amount sufficient to satisfy in full all of the Obligations of the Borrower under this Agreement and the other Loan Documents.
(f)	Section 2.19 is hereby deleted in its entirety and the Borrower shall have no right to extend the BB Stated Maturity Date.

(g)	The Credit Agreement is hereby amended by deleting the last paragraph of Section 5.13(a) and substituting the following therefor:
The foregoing notwithstanding, no Pool Property nor any other Collateral shall be released from the lien of the Pledge Agreement and the other Loan Documents prior to the satisfaction in full of the Borrower's Obligations hereunder and under the other Loan Documents.
(h)	Section 5.18 of the Credit Agreement is hereby deleted in its entirety.
(i)	Section 9.01(b) of the Credit Agreement is hereby amended by deleting the words "Three Center Plaza" and substituting the following therefor: "1 Center Plaza".
4. Notwithstanding anything to the contrary contained in the Credit Agreement, as of the date hereof, the BB Availability Period shall terminate and the Lenders' obligation to make BB Revolving Loans, participate in BB Letters of Credit, and participate in BB Swingline Loans shall be terminated.  No amounts prepaid with respect to the BB Revolving Loans and the BB Swingline Loans shall be re-borrowed.  From and after the date hereof, the Maximum BB Revolving Loan Available Amount and the Maximum BB Loan Available Amount will be $0.  Furthermore, notwithstanding anything to the contrary contained in the Loan Documents, no further Borrowings of any Type shall be permitted, no Letters of Credit shall be issued and no additional Loans of any Class shall be made to Borrower pursuant to the Loan Documents and any portion of the Indebtedness under the Loan Documents which is repaid may not be reborrowed.  The Revolving Commitment is hereby reduced to $39,119,949.00 and, notwithstanding anything to the contrary contain in the Credit Agreement, Borrower shall have no further options to increase or reduce the amount thereof.
5. Notwithstanding anything to the contrary contained in the Credit Agreement, from and after the date hereof and after payment of the Unused Fee for the quarter ending September 30, 2018 in the amount of $2,585.99, the Borrower will no longer be required to pay to the Unused Fee.
6. Notwithstanding anything to the contrary contained in the Credit Agreement, the Credit Parties hereby agree that all Obligations and Hedging Obligations of the Borrower under the Credit Agreement and the other Loan Documents shall be satisfied in full by Borrower on or prior to the BB Stated Maturity Date.

7. Upon the satisfaction in full of the Borrower's Obligations hereunder and under the other Loan Documents, the Administrative Agent shall, at Borrower's sole cost and expense, promptly execute and deliver to the Borrower such termination statements, lien releases and other documents reasonably necessary and appropriate to evidence (i) that the Loan Documents and all Obligations (other than contingent indemnification obligations and any other obligations which by their terms are intended to survive such satisfaction) of the Administrative Agent, the Borrower and the Guarantors under the Loan Documents are satisfied and (ii) the termination and release of the Liens on the Collateral, and take all such further actions, that may be required under any applicable law, or that Borrower or Guarantors may otherwise reasonably request, to effect such termination and release.
8. Representations and Warranties.  The Credit Parties and the other subsidiaries of Borrower party hereto hereby represent, warrant and covenant with Administrative Agent and the Lenders that, as of the date hereof and the effectiveness of this Amendment:
(i)	All representations and warranties made in the Credit Agreement and other Loan Documents remain and continue to be true and correct in all material respects.
(ii)	There exists no Default or Event of Default under any of the Loan Documents.
(iii)	Such parties have taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(iv)
This Amendment has been duly authorized, executed and delivered by each such party so as to constitute the legal, valid and binding obligations of each party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

(v)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance of this Amendment by any of the parties.

9. General Terms.  This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Credit Parties and the other subsidiaries of Borrower party hereto hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan documents, to which each is a party, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as expressly provided in this Amendment.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Amendment.
10. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
11. Fees and Expenses.  Upon the execution hereof, the Borrower shall pay to the Administrative Agent all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with this Amendment.
12. Beneficial Ownership.  At least two (2) days prior to the date hereof, any Borrower that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.
13. Illegality.  Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
14. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
15. Reliance.  The Credit Parties and the other subsidiaries of Borrower party hereto warrants and represents that, each has consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their respective counsel in entering into this Amendment and any other documents entered into in connection herewith.

16. Release.  The Credit Parties and the other subsidiaries of Borrower party hereto acknowledges and agrees that each has no claims, counterclaims, offsets, defenses or causes of action against the Administrative Agent or any Lender with respect to amounts outstanding and owing to Administrative Agent and/or any of the Lenders under the Loan Arrangement.  To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown at law or in equity, the Borrower WAIVES same and RELEASES the Administrative Agent and the Lenders from any and all liability in connection therewith.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWER:
MVP REIT II OPERATING PARTNERSHIP, LP,
 a Delaware limited partnership

By: The Parking REIT, Inc., a Maryland corporation, its General Partner

By:  /s/ Michael Shustek
Name:  Michael Shustek
Title:  Chief Executive Officer

REIT GUARANTOR:
THE PARKING REIT, INC., a Maryland corporation By: /s/ Michael Shustek Name: Michael Shustek Title: Chief Executive Officer

SUBSIDIARY GUARANTORS:

MVP REAL ESTATE HOLDINGS, LLC, a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By:  /s/ Michael Shustek
Name:  Michael Shustek
Title:  Manager

MVP MERGER SUB, LLC, a Delaware limited liability company

By: MVP REIT II Operating Partnership LP,
            a Delaware limited partnership, its sole member and manager

           By:  The Parking REIT, Inc., a Maryland
                   corporation, its General Partner

     By:  /s/ Michael Shustek
     Name:  Michael Shustek
     Title:  Chief Executive Officer

MVP MILWAUKEE WELLS LLC,
 a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By:  /s/ Michael Shustek
Name:  Michael Shustek
Title:  Manager

MVP RAIDER PARK GARAGE, LLC,
 a Delaware limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
Name: Michael Shustek
Title: Manager

MVP ACQUISITIONS, LLC,
a Delaware limited liability company

By:     MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

MVP NEW ORLEANS RAMPART, LLC,
a Delaware limited liability company

By:     MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

MVP INDIANAPOLIS WASHINGTON STREET LOT, LLC,
a Delaware limited liability company

By:     MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

MVP INDIANAPOLIS CITY PARK GARAGE, LLC, a Delaware limited liability company

By:     MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

MVP HAWAII MARKS GARAGE, LLC, a Delaware limited liability company

By:     MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

Acknowledged and Agreed:

MVP ST. LOUIS CERRE, LLC,
a Delaware limited liability company

By:	MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

MVP ST. LOUIS BROADWAY, LLC,
a Delaware limited liability company

By:	MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

CLEVELAND LINCOLN GARAGE, LLC,
a Delaware limited liability company

By:	MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

CHAPMAN PROPERTIES, LLC,
a Tennessee limited liability company

By:	MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
  Name:  Michael Shustek
Title:  Manager

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ Christopher T. Neil
Name: Christopher T. Neil
Title: Senior Relationship Manager